EX-99.(j)(2)









            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the references to our firm in the Registration Statement on Form N-1A of Clarivest International Equity Fund and Clarivest SMid Cap Growth Fund, each a series of shares of BHR Institutional Funds and to the use of our report dated November 19, 2007 on the Funds' financial statements and financial highlights. Such financial statements and financial highlights appear in the 2007 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.





                                           /s/ Briggs, Bunting & Dougherty, LLP
                                           ------------------------------------
                                           Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 25, 2008

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the references to our firm in the Registration Statement on Form N-1A of the BHR Institutional Funds. Such reference is included in the Statement of Additional Information of the Disciplined Global Equity Fund under "Independent Registered Public Accounting Firm."




                                           /s/ Briggs, Bunting & Dougherty, LLP
                                           ------------------------------------
                                           Briggs, Bunting & Dougherty, LLP


Philadelphia, Pennsylvania
January 25, 2008

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the references to our firm in the Registration Statement on Form N-1A of the Mount Lucas U.S. Focused Equity Fund, a series of shares of BHR Institutional Funds and to the use of our report dated November 19, 2007 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2007 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.





                                           /s/ Briggs, Bunting & Dougherty, LLP
                                           ------------------------------------
                                           Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 25, 2008

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the references to our firm in the Registration Statement on Form N-1A of the Smith Group Large Cap Core Growth Fund, a series of shares of BHR Institutional Funds and to the use of our report dated November 19, 2007 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2007 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.





                                           /s/ Briggs, Bunting & Dougherty, LLP
                                           ------------------------------------
                                           Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 25, 2008